UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report                 Date of earliest event reported
          March 25, 2002                           March 1, 2002




                       HomeSide Mortgage Securities, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    33-34957                 59-2957725
          --------                    --------                 ----------
(state or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)




                   7301 Baymeadows Way, Jacksonville, FL 32256
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (904) 281-3000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On March 1, 2002, HomeSide Mortgage Securities, Inc. (the "Company") changed its name to National Mortgage Securities, Inc.


Exhibits.

The following exhibits are filed herewith or incorporated by reference to a prior filing:

     3.2  Amendment to Certificate of Incorporation dated March 1, 2002.




                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             HomeSide Mortgage Securities, Inc.
                                             ----------------------------------
                                             (Registrant)


Date: March 25, 2002                         By: /s/ Joseph J. Whiteside
                                                 -------------------------
                                                     Joseph J. Whiteside
                                                     Chief Executive Officer
























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